UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

June 3, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota

1-13471	41-1656308

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Effective June 3, 2011, Grant Thornton LLP (“Grant Thornton”) resigned as the Company’s independent registered public accounting firm.  This resignation was the result of the appointment of John C. Gonsior as the Company’s new Vice President of Finance, Chief Financial Officer and Treasurer, described in Item 5.02 below. Because Mr. Gonsior was an employee of Grant Thornton, and worked on Grant Thornton’s December 31, 2010 audit of the Company prior to his employment by the Company, Grant Thornton determined that the independence rules applicable to independent registered public accounting firms required its resignation.

The audit reports of Grant Thornton on the financial statements of the Company as of and for the last two fiscal years ended December 31, 2010 neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years ended December 31, 2010, and during the subsequent interim period through Grant Thornton’s resignation, there was no disagreement between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.  During the two most recent years and the subsequent interim period through March 31, 2011, there were no reportable events (as described in Regulation S-K Item 304 (a)(1)(v)).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 3, 2011, John C. Gonsior, age 33, was appointed to serve as the Company’s Vice President of Finance, Chief Financial Officer and Treasurer. He will serve as an officer until his successor is appointed, or until his prior resignation, removal, or death. Mr. Gonsior will start at the Company on June 13, 2011.

From January 2006 to May 2011, Mr. Gonsior held the positions of Manager-Audit and Senior Manager-Audit at Grant Thornton.

In connection with his appointment, Mr. Gonsior signed the Company’s standard Proprietary Rights Agreement, which includes confidentiality and non-compete provisions. He also signed a Change In Control Severance Agreement, which entitles him to twenty-four months severance following a change of control of the Company if he is terminated without cause or if he voluntarily terminates for “good reason,” defined in the agreement to include demotion, reduction in salary or benefits, relocation, and certain other events.

Item 9.01.  Financial Statements and Exhibits.

Exhibits.  The following exhibit is filed with this document:

Item	Exhibit

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: June 8, 2011	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer

EXHIBIT INDEX

Item Number	Description

16.1.	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 8, 2011.